LiveWell Variable Annuity
issued by: Midland National® Life Insurance Company
through the Midland National Life Separate Account C
Supplement dated March 31, 2026 to the Prospectus, the Initial Summary Prospectus, and the Updating Summary Prospectus, each dated May 1, 2025
This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.
Calvert VP SRI Mid Cap Portfolio Liquidation
The Board of Directors of Calvert Variable Series, Inc. has approved the liquidation (the “Liquidation”) of the Calvert VP SRI Mid Cap Portfolio. The Liquidation is expected to occur on or about April 27, 2026 (the “Liquidation Date”).
In anticipation of the Liquidation, the Subaccount that invests in the Calvert VP SRI Mid Cap Portfolio (the “Liquidating Subaccount”) will be closed to new investment allocations effective March 31, 2026. Any order to allocate Net Premium and transfer Accumulation Value to the Liquidating Subaccount on or after March 31 will not be processed because it will not be considered in good order, and any premium received with the order will be returned to you without interest. Such an order includes any standing allocation instructions we have on file that lists the Liquidating Subaccount. If your on-file allocation instructions for allocating any future Net Premiums include the Liquidating Subaccount, please contact us (as described below) to change your instructions for allocating any future Net Premiums and to avoid delays in your investment allocations.
Any Accumulation Value you have already invested in the Liquidating Subaccount can remain in the Liquidating Subaccount unless you order the transfer or withdrawal of the Accumulated Value from the Liquidating Subaccount. If you participate in the portfolio rebalancing or dollar cost averaging programs and your instructions allocate Accumulated Value to the Liquidating Subaccount, your participation in the program will be suspended until you provide us with new allocation instructions.
Any Accumulation Value you have invested in the Liquidating Subaccount on the Liquidation Date will be automatically allocated to the Fidelity VIP Government Money Market Service 2 Subaccount. If you transfer Accumulation Value from the Liquidating Subaccount prior to the Liquidation Date, or if you transfer Accumulation Value that had been automatically allocated to the Fidelity VIP Government Money Market Service 2 Subaccount to any other available Subaccount within 60 days after the Liquidation Date, such transfers will not incur any charges or count against the 15 free transfers allowed each Contract Year.
ClearBridge Portfolio Mergers
The Board of Directors of Legg Mason Partners Variable Equity Trust has approved an agreement and plan for the reorganization (the “Reorganization”) of the ClearBridge Variable Dividend Strategy II Portfolio and the Variable Large Cap Growth II Portfolio (the “ClearBridge Portfolios”) into and with substantially similar Portfolios of Lincoln Variable Insurance Products Trust set forth in the table below (the “LVIP Portfolios”). The Reorganization is anticipated to occur on or about April 24, 2026 (the “Reorganization Date”), subject to the approval of the shareholders of each respective Portfolio. As a result, the Subaccounts that invest in the ClearBridge Portfolios (the “ClearBridge Subaccounts”) will also be reorganized into and with Subaccounts that invest in the corresponding LVIP Portfolios (the “LVIP Subaccounts”).
The following table provides additional information about the LVIP Portfolios:

Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1-Year Return	5-Year Return	10-Year Return
Equity-Income	LVIP ClearBridge Variable Dividend Strategy II Adviser: Lincoln Financial Investments Corporation Subadviser: ClearBridge Investments, LLC	1.00%*	N/A**	N/A**	N/A**
Growth	LVIP ClearBridge Variable Large Cap Growth II Adviser: Lincoln Financial Investments Corporation Subadviser: ClearBridge Investments, LLC	0.99%*	N/A**	N/A**	N/A**
* Lincoln Financial Investments Corporation has contractually agreed to waive fees and/or reimburse operating expenses for a period of at least two years from the Reorganization Date.
** The LVIP Portfolios are newly organized and have no performance history. As accounting successors to the ClearBridge Portfolios, they will assume the corresponding ClearBridge Portfolio’s historical performance after the consummation of the Reorganization.
You may continue to allocate Net Premium and transfer Accumulation Value to the ClearBridge Subaccounts until the Reorganization Date. On the Reorganization Date, any Accumulation Value held in the ClearBridge Subaccounts will be allocated to the corresponding LVIP Subaccounts. Any order to allocate Net Premium or transfer Accumulation Value to the ClearBridge Subaccounts on or after the Reorganization Date will be allocated to the corresponding LVIP Subaccounts. If you participate in the portfolio rebalancing or dollar cost averaging programs and your instructions allocate Accumulated Value to the ClearBridge Subaccounts, such Accumulated Value will be allocated to the corresponding LVIP Subaccounts.
After the Reorganization, the LVIP Subaccounts will be available as investment options under the Contract.
Portfolio Closures
Effective May 1, 2026, the Subaccounts that invest in the following Portfolios (the “Closing Subaccounts”) will no longer be available for new investment allocations:
•Fidelity VIP FundsManager 50% Service 2
•Fidelity VIP FundsManager 70% Service 2
•Fidelity VIP FundsManager 85% Service 2
•Invesco VI Balanced-Risk Allocation II
•Lazard Retirement Global Dynamic Multi Asset Svc
•Lazard Retirement International Equity Ser
•Royce Capital Small-Cap Svc

On or after May 1, 2026, any Accumulation Value you have invested in the Closing Subaccounts can remain in the Closing Subaccounts unless you order the transfer or withdrawal of the Accumulation Value from the Closing Subaccounts. Any order to allocate Net Premium and transfer Accumulation Value to the Closing Subaccounts on or after May 1, 2026 will not be processed because it will not be considered in good order, and any premium received with the order will be returned to you without interest. Such an order includes any standing allocation instructions we have on file that lists the Closing Subaccounts. If your on-file allocation instructions for allocating any future Net Premiums include the Closing Subaccounts, please contact us (as described below) to change your instructions for allocating any future Net Premiums and to avoid delays in your investment allocations. If you participate in the portfolio rebalancing or dollar cost averaging programs and your instructions allocate Accumulated Value to the Closing Subaccounts, your participation in the program will be suspended until you provide us with new allocation instructions.
Portfolio Name Changes
Effective April 30, 2026, the MFS VIT II International Intrinsic Value Svc Portfolio will be renamed the MFS VIT II International Intrinsic Equity Svc Portfolio.
Effective April 30, 2026, the Donoghue Forlines Dividend VIT 1 Portfolio will be renamed the DF Tactical Dividend VIT 1 Portfolio.
Effective May 1, 2026, the Putnam VT Research IB Portfolio will be renamed the Putnam VT U.S. Research IB Portfolio.
Effective May 1, 2026, the LVIP American Century Disciplined Core Value Fund will be renamed the LVIP Avantis Large Cap Value Fund and its investment objectives, strategies, and risks will change as detailed in the supplement dated January 29, 2026 to the fund’s prospectus.
Additional information about the investment options available under your Contract can be found in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.srslivewell.com/individual-investors-va-prospectuses. You can also request this information at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com.
A corresponding change is hereby made throughout the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus.
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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.

Please retain this supplement for future reference.